Exhibit 99


                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                     By: /s/  Vida H. Lampkin
                                         -------------------------------------
                                         Name:  Vida H. Lampkin
                                         Title: Chairman of the Board and
                                                   Interim President and Chief
                                                   Executive Officer



                                     By: /s/  Scott A. Swain
                                         -------------------------------------
                                         Name:   Scott A. Swain
                                         Title:  Senior Vice President and
                                                   Chief Financial Officer

Date: February 11, 2003

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